UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2005
Date of Report (Date of earliest event reported)

Oakley, Inc.

(Exact name of registrant as specified in its charter)

Washington (State of Incorporation)	001-13848 (Commission File Number)	95-3194947 (IRS Employer Identification Number)

One Icon
Foothill Ranch, California 92610
(Address of principal executive offices) (Zip Code)

(949) 951-0991
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2005, Thomas George announced his intention to resign as Chief Financial Officer of Oakley, Inc. effective February 25, 2005. Mr. George resigned to pursue a new opportunity as the Chief Financial Officer of a private emerging growth company in San Diego, California. Mr. George has been with Oakley, Inc. as Chief Financial Officer since October 1997.

A copy of the February 11, 2005 press release issued by Oakley, Inc. regarding Mr. George’s resignation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release of Oakley, Inc., announcing the resignation of Thomas George, dated February 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005	By:	/s/ Cosmas N. Lykos
Cosmas N. Lykos
Vice President of Business Development